UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported) December 20, 2007


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)

      Delaware                       1-7832                     75-1729843
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 (State or other                   (Commission               (I.R.S. Employer
   jurisdiction                    File Number)           Identification Number)
 of incorporation
 or organization)


                    100 Pier 1 Place, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)

                                  817-252-8000
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              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

             The information contained in this Current Report is being furnished pursuant to "Item 2.02 Results of Operations and Financial Condition". The information in this Item on Form 8-K and the exhibit attached hereto shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

             On December 20, 2007 Pier 1 Imports, Inc. (the "Company") issued a press release announcing the Company's financial results for the third quarter ended December 1, 2007. A copy of this press release is attached hereto as Exhibit 99.1.



Item 9.01    Financial Statements and Exhibits

             (d) Exhibits.

             Exhibit No.   Description

             99.1 Press release dated December 20, 2007 containing financial results for the third quarter ended December 1, 2007.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        PIER 1 IMPORTS, INC.


Date: December 20, 2007            By:  /s/ Michael A. Carter
                                        ----------------------------------------
                                        Michael A. Carter, Senior Vice
                                        President and General Counsel, Secretary

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.       Description

   99.1 Press release dated December 20, 2007 containing financial results for the third quarter ended December 1, 2007.